UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2009
HCA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11239 (Commission File Number)	75-2497104 (I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee (Address of Principal Executive Offices)	37203 (Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
Item 8.01. Other Events.	1
Item 9.01. Financial Statements and Exhibits	1
SIGNATURES	2
INDEX TO EXHIBITS	3
EX-23.1
EX-99.1
EX-99.2
EX-99.3
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Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     Effective January 1, 2009, HCA Inc. (the “Company”) adopted the provisions of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51” (“SFAS  160”). On May 27, 2009, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) to retrospectively apply the provisions of SFAS  160 to the financial statements included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Form 10-K”).
     On August 14, 2009, the Company concluded, and the Audit Committee of the Board of Directors approved, that the Company’s application of certain presentation provisions of SFAS 160 in the previously filed consolidated statements of cash flows for the years ended December 31, 2008, 2007 and 2006 contained in the Original Form 8-K should no longer be relied upon due to errors in the presentation of cash flows related to noncontrolling interests.
     The Company determined that it incorrectly included distributions to and certain other transactions with noncontrolling interests in operating activities rather than financing activities in its consolidated statements of cash flows. Accordingly, the Company concluded that its consolidated statements of cash flows for the years ended December 31, 2008, 2007 and 2006 contained in the Original Form 8-K require restatement. As a result of the restatement, distributions to and certain other transactions with noncontrolling interests of $193 million, $168 million and $143 million for the years ended December 31, 2008, 2007 and 2006, respectively, have been reclassified from operating activities to financing activities in the consolidated statements of cash flows. The impact of these reclassifications was to increase net cash provided by operating activities and increase net cash used in financing activities by the amount reclassified for each respective year. The restatement will not have any impact on the Company’s consolidated income statements, balance sheets or statements of changes in stockholders’ (deficit) equity for the periods presented in the Original Form 8-K.
     Management and the Company’s Audit Committee discussed these matters with the Company’s independent registered public accounting firm.
Item 8.01. Other Events.
     Effective January 1, 2009, the Company adopted the provisions of SFAS 160. This standard requires retrospective application of its presentation and disclosure requirements. The Company filed the Original Form 8-K to retrospectively apply the provisions of SFAS  160 to the financial statements included in the 2008 Form 10-K. This Amendment No. 1 to the Original Form 8-K amends certain information in the Original Form 8-K as a result of the Company’s determination that it incorrectly included in its consolidated statements of cash flows for the years ended December 31, 2008, 2007 and 2006 distributions to and certain other transactions with noncontrolling interests in cash flows from operating activities rather than financing activities. As a result of retrospectively applying the provisions of SFAS 160, the previously presented minority interests in equity of consolidated entities in the consolidated balance sheets have been reclassified to noncontrolling interests. Net income in the consolidated income statements has been adjusted to include the net income attributable to noncontrolling interests. Additionally, a reconciliation of the beginning and end of period equity attributable to noncontrolling interests is presented in the consolidated statements of stockholders’ (deficit) equity. The following Items of the 2008 Form 10-K are being adjusted retrospectively to reflect the adoption of the presentation and disclosure provisions of SFAS  160 as described above, and the correction of the error described above and in Item 4.02 of this Amendment No. 1 to the Original Form 8-K (which Items, as adjusted, are attached as Exhibit 99.1 through Exhibit 99.3 hereto and hereby incorporated by reference herein):
     Item 6 — Selected Financial Data
     Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
     Item 8 — Financial Statements and Supplementary Data
     No Items of the 2008 Form 10-K other than those identified above are being adjusted or otherwise revised by this filing.
     This Amendment No. 1 to the Original Form 8-K should be read in conjunction with the 2008 Form 10-K and the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2009 and other filings with the Securities and Exchange Commission. Information in the 2008 Form 10-K is generally stated as of December 31, 2008, and this filing does not reflect any subsequent information or events other than the adoption of the presentation and disclosure provisions of SFAS  160 described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends that subsequently occurred or became known to the Company. More current information is contained in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2009 and other filings with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit
Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Item 6 — Selected Financial Data to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008.

Exhibit 99.2	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008.

Exhibit 99.3	Item 8 — Financial Statements and Supplementary Data to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC. (Registrant)
By:	/s/ R. Milton Johnson
R. Milton Johnson
Executive Vice President and Chief Financial Officer

Date: August 14, 2009

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INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Item 6 — Selected Financial Data to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008.

Exhibit 99.2	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008.

Exhibit 99.3	Item 8 — Financial Statements and Supplementary Data to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008.

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